

HEALTH®
INSURANCE
INNOVATIONS

Protecting Lives Through Technology

Investor Presentation
May 22, 2019

Disclosure

Certain statements included herein, including those that express management's expectations or estimates of Health Insurance Innovations, Inc.'s ("HIIQ") future performance, constitute "forward-looking statements" within the meaning of applicable securities laws. These statements may include words such as "may," "might," "will," "should," "expects," "plans," "anticipates," "believes," "estimates," "predicts," "potential" or "continue," the negative of these terms and other comparable terminology. Forward-looking statements are necessarily based upon a number of estimates and assumptions that, while considered reasonable by management when made, are inherently subject to significant business, economic and competitive uncertainties and contingencies. We caution that such forward-looking statements involve known and unknown risks, uncertainties and other risks that may cause our actual financial results, performance, or achievements to be materially different from our estimated future results, performance or achievements expressed or implied by those forward-looking statements. Numerous factors could cause actual results to differ materially from those in the forward-looking statements, including without limitation, our ability to maintain relationships and develop new relationships with health insurance carriers and distributors and the risk of customer attrition; our ability to retain our members, the demand for our products, the amount of commissions paid to us or changes in health insurance plan pricing practices, competition and our ability to compete successfully; changes and developments in the United States health insurance system and laws, the ability to maintain and enhance our name recognition; our ability to build the necessary infrastructure and processes to maintain effective controls over financial reporting; our ability to identify and complete acquisitions, manage our growth and integrate acquisitions, including the risk that the HealthPocket acquisition will not be integrated successfully; potential liability for the use of incorrect or incomplete data; interruption of our operations due to outside sources; maintaining our intellectual property rights and litigation involving intellectual property rights; our ability to obtain, use or successfully integrate third-party licensed technology; compliance with existing laws, regulations and industry initiatives and future change in laws or regulations in the healthcare industry; breach of our security by third parties; our dependence on the expertise of our key personnel; and potential write-offs of goodwill or other intangible assets. This list is not exhaustive of the factors that may affect any of our forward-looking statements. These and other risk factors that could cause actual results to differ materially from those expressed or implied in our forward-looking statements are discussed in HIIQ's most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission (SEC) as well as other documents that may be filed by HIIQ from time to time with the Securities and Exchange Commission, which are available at www.sec.gov. Investors are cautioned not to put undue reliance on forward-looking statements. All subsequent written and oral forward-looking statements attributable to HIIQ or persons acting on our behalf are expressly qualified in their entirety by this notice. We disclaim any intent or obligation to update publicly these forward-looking statements, whether as a result of new information, future events or otherwise.

Note: This presentation also contains certain non-GAAP financial measures. The non-GAAP financial measures used in this presentation are reconciled in HIIQ's Quarterly Report on Form 10-Q or Annual Report on Form 10-K filed with the SEC unless otherwise stated. These non-GAAP financial measures should not be considered an alternative to the GAAP financial measures.

Investment Highlights

Fulcrum at the center of the individual insurance market, connecting carriers, distributors, and consumers

Proprietary cloud-based technology platform enables distribution of affordable health and life insurance products

Underpenetrated, growing market opportunity in $22B Non-ACA individual market and beyond

Multiple growth opportunities

Track record of strong revenue growth

Scalable platform provides margin expansion potential

HIIQ Solution

Providing Access to Affordable Individual Health Insurance

Health Benefit Plans	Short-Term Medical	Life / Supplemental / Discount Benefit Plans
Percentage of revenue[1]		
35%	38%	25%

Health Benefit Plans
- Guaranteed Acceptance or Medically Underwritten
- Event-Based Fixed Indemnity
- Robust Coverage Options
- Affordable

Short-Term Medical
- Medically Underwritten
- Most Similar to Major Medical
- Limited Duration
- Pre-existing conditions generally not covered
- Affordable

Life / Supplemental / Discount Benefit Plans
- Value-Added Insurance / Discount Benefit Products:
  - Life Insurance
  - Dental
  - Telemedicine
  - Vision
  - Critical Illness
  - Deductible and Gap
  - Pharmacy Benefit Cards

[1]Percentages as of quarter ending March 31, 2019

Significant Market Opportunity

The Uninsured Population
28.2 Million < 65 Individuals


28.2 M
13% Under 18
85% Ages 18 - 64
2% 65 and Older

Individual Health Insurance Market
$87 Billion of Premium[1]


75% ACA Major Medical
25% Other Options
$21.8 Billion Opportunity
Non-ACA Market

Increased Unaffordability + **Fewer Options** = **More Customers in Need of Affordable Products**

CDC: 2016 Data

Best-In-Class Partners

Carriers

AXIS

CHUBB INSURANCE

Nationwide®
is on your side

ASPEN

LIFESHIELD
NATIONAL INSURANCE CO.

Careington

Standard Life
and Accident Insurance Company

EVEREST

Distributors

GoHealth

agile
Health Insurance

HCFAST.COM

health markets

GetInsured

Benefits

Teladoc™
HEALTH

HIIQ Platform Enables Consumer Choice and Plan Design

Integrates Carriers, Distributors and Consumers on Proprietary Technology Platform


Consumer:
Searches for insurance online
Lead Generator:
Captures interest to sell leads to agents and insurers
Independent, Third-Party Insurance Agent:
Purchases insurance leads and guides the consumer to suitable insurance products according to their needs.
Carrier:
Underwrites insurance products and provides coverage
HIIQ Platform:
Connects independent agents to carrier products; provides billing and customer service

Proprietary Technology Platform

Critical Role Connecting Carriers, Distributors and Consumers

Plug-and-play technology backbone allows for rapid, scalable growth

Key Attributes

- ✓ Quote-Buy-Print
- ✓ Automated Underwriting
- ✓ Multiple Value-Added Products
- ✓ Turn-Key Solution
- ✓ Integrated Payment
- ✓ Member Services
- ✓ Verification and Compliance Ease
- ✓ Integration with "Agile" E-Commerce

Extensive and Growing Distribution Network

Traditional Channels


HiiQuote.com

E-Commerce


agile
agile
Get Affordable Short Term Health Insurance Quotes

Focused on Outstanding Consumer Experience!

Long-standing Commitment to Regulatory Compliance

Multi-pronged Regulatory Compliance Approach Augments In-house Capabilities to Drive:

- **Fewer Complaints**
- **Greater Customer Satisfaction**
- **Higher Lifetime Value and Revenue**

Health Insurance Innovations In-house Compliance Team

Leveraging Full Suite of Best-in-class Compliance Tools and Solutions

3rd Party Agency Reviews	Voice Verification	Background Checks	Secret Shopping	License Verification	TCPA Compliance
Currin Compliance Services, Inc.	SmartAction	SentryLink	VERIFY HEALTHCARE	Knipper	ActiveProspect

Upheld DOI Complaints in 2017: **4**

Upheld DOI Complaints in 2018: **3**

1M+ Consumer Platform

Dedicated to Exceptional Customer Service

Dedicated Infrastructure to Support Best-in-Class Member Experience

Dedicated HIIQ Customer Service Reps…


30
120

- Customer Service
- Support and Retention

+150 Representatives Dedicated to Delivering Consumer Service Excellence

… Delivering Best-in-Class Results

Average Speed to Answer
4.6 Seconds

1.3 Million
Calls Handled

Customer Experience Focused on Simplicity

MyBenefitsKeeper

MyBenefitsKeeper is a fully integrated consumer facing application to manage member policy billing, and provide access to plan documents and services via member portal

Key Attributes

- ✓ Purchase products from mobile phone
- ✓ Get notifications to reapply
- ✓ Call a doctor from the app
- ✓ Change billing or view history
- ✓ Add ID cards to digital wallet
- ✓ Chat with customer service
- ✓ Access policy documents
- ✓ Find a doctor nearby

Interface Built for Today's Insurance Consumer


1:20

Our Philosophy & Corporate Responsibility

Our Devotion to Community

At HIIQ, we believe that good health, giving back, and peace of mind are the cornerstones of prosperity. We are fortunate and grateful for our success. Our foundation is about giving back to the most vulnerable in our local communities.

- Collaborating with communities
- Investing and partners with charity
- Focusing on social determinants of health
- Increased giving to effect meaningful and sustainable change

Tommy's

FARA Friedreich's Ataxia Research Alliance

ACTT AVILA CHARITY TENNIS TOURNAMENT

SRN STARTING RIGHT, NOW

METROPOLITAN MINISTRIES
HOPE LIVES HERE

4 Louis

Recent Hurricane Assistance





Recent Positive Events

STM 12 Month Rule Change

- Increased duration of STM policies from 3 Months to 12 Months
- Policies can be renewed or extended for up to 36 months
- Subject to State Limitations

Individual Mandate Penalty is Now Zero

- January 1, 2019 Penalty went to Zero
- Removes impediment to purchase for some consumers

Closed Multi-State

- Confirms our continued focus on compliant distribution
- Removed partnership barrier

Long-Term Growth Strategy

Lengthen Expected Duration of Plans sold

Diversify Product portfolio

Grow Higher Margin E-Commerce

Enter the Over 65+ Market

Grow the Life Insurance Business

Offer Products To the Spanish Speaking Market

2019 Revenue Guidance Implies 24% Growth[1]

[1] Midpoint of guidance range

Growth Strategy Progress

Expected Duration Units (EDUs)[1] Expansion

20% YOY Increase


73,600
90,200
23% Growth YOY
19% Growth YOY
494,300
589,800
1Q18
1Q19
Third-Part Distribution
Owned Distribution

Revenue Diversification

1Q19 Revenue


STM 38%
HBIP 35%
Suppliemental 25%
Other 2%

Growth in E-Commerce EDUs

42% YOY Increase


22% Growth YOY
87% Growth YOY
52,300
23,400
63,900
43,700
1Q18
1Q19
Owned Distribution
Third-Part Distribution

HEALTH™ INSURANCE INNOVATIONS

[1]Excludes fulfillment only

New Initiatives

Over 65 Market – Medicare and Medicare Sup

Re-entering the 65+ market

- Re-entered 65+ Market in Q1 2019
- Building out Infrastructure
- e-commerce Focused
- Easily adoptable to our Technology Platform



HIIQ appealing to a broader demographic

Medicare Eligibles are expected to increase from 57 Million in 2016 to 64 million in 2020. (1)

Demographic shift implies 10,000 people age into Medicare each day.

HEALTH™ INSURANCE INNOVATIONS

(1) Source: 2016 Medicare Trustees Report and 2016 CSG Actuarial 5th Annual MS Market Projection

New Initiatives

Growing Life Insurance Market

Life Insurance Market

- Increasing focus on our Life Insurance Market. Adding more robust products to our portfolio.
- Utilize existing Distribution Channels
- e-commerce focus
- MBK allows for greater interacting with consumers, enhancing persistency



New Initiatives

Our Products Meet Spanish Speakers Needs

More than

25M

people in the US have limited English proficiency[1]

40% - 50% of this group is uninsured[2]


3

We meet their needs with…

- Affordable coverage for accidents and illness
- Citizenship not required – Members need only reside in the U.S., no SSN necessary.
- Simplified issuance

Spanish speakers' barriers to accessing health insurance:

- Lack of language services
- Limited affordability
- Few incumbent players innovating in this space

HEALTH™ INSURANCE INNOVATIONS

[1]Migration Policy Institute (2013)
[2]Kaiser Family Foundation (2012)
[3]Map represents concentration of the Hispanic or Latino population in the U.S. per U.S. Census Bureau data

Track Record of Success With Solid Growth Trajectory


Revenue
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
33%CAGR
$105
$185
$251
$351
$435
2015
2016
2017
2018
2019E


Adj. EBITDA
$80
$70
$60
$50
$40
$30
$20
$10
$0
61%CAGR
$7
$28
$46
$59
$75
2015
2016
2017
2018
2019E
Adj. EBITDA Margin
6.3%
15.2%
18.3%
16.9%
17.1%

HEALTH™ INSURANCE INNOVATIONS

2018 results include the impact of ASC 606 / See reconciliation to GAAP in the Appendix
2019E represent the midpoint of guidance ranges

2019 Guidance

	2018 Actual	2019 Outlook	YOY Increase
Revenue	$351.1 million	$430-$440 Million	24%
Adjusted EBITDA	$59.4 million	$72-$77 million	25%
Adjusted Net Income per Share	$2.60	$3.50-$3.75	39%

Investment Highlights

Fulcrum at the center of the individual insurance market, connecting carriers, distributors, and consumers

Proprietary cloud-based technology platform enables distribution of affordable health and life insurance products

Underpenetrated, growing market opportunity in $22B Non-ACA individual market and beyond

Multiple growth opportunities

Track record of strong revenue growth

Scalable platform provides margin expansion potential

Appendix

Revenue Model


Consumers
$ / Premium Equivalents
HIIQ Technology Platform
HEALTH®
INSURANCE
INNOVATIONS
$
Insurance Carriers / Discount Benefit Provider
95%
5%
Recognized at point in time based on expected duration for sale/enrollment
Recognized as collected over time for member services

Expected Duration Units

- New metric introduced 4Q18
- Lifetime value (LTV) of customers is continued focus
- Measures expected months a consumer will remain on policy
- Constrained – potential for upside
- Q1 2019 expected duration units up 19% year-over-year
- Total e-commerce expected duration units are up 24% in Q1 2019

ASC 606: In Practice

- Adopted ASC 606 in Q4, retroactive for 2018
- ASC 606 brings forward the expected lifetime value of the Sales/Enrollment Performance Obligation (95% of revenue)
- No change in Cash Flow
- Revenue is now more weighted to the fourth quarter

Revenue by Performance Obligation – Illustration Example

$95 – Sales / Enrollment – point-in-time (95%)

$100

$5 – Member Support – over-time (5%)

12 Month STM Plan – Revenue by month example

- Expected Average Duration – 7.4 months
- Revenue per month – $100

Month	1	2	3	4	5	6	7	8	Total
Sales / Enrollment	$703	0	0	0	0	0	0	0	$703
Member Support	5	5	5	5	5	5	5	2	$37
Total Revenue	**$708**	**$5**	**$5**	**$5**	**$5**	**$5**	**$5**	**$2**	**$740**
% of Total Revenue	96%	1%	1%	1%	1%	1%	1%	0%	100.0%

Reconciliation of Net Income to EBITDA and Adjusted EBITDA

Reconciliation of Net Income to EBITDA and Adjusted EBITDA
(unaudited)
($ in thousands)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Net income	$ 2,182	$ 6,652
Interest expense (income)	345	(26)
Depreciation and amortization	1,132	1,165
Provision for income taxes	2,797	5,017
EBITDA	6,456	12,808
Stock-based compensation and related costs[(1)]	1,861	2,665
Transaction costs	273	56
Indemnity and other related legal costs	672	287
Severance, restructuring and other charges	3	—
Adjusted EBITDA	$ 9,265	$ 15,816

(1) During the second quarter of 2018, the Company began including payments related to employer taxes for vesting and exercises of stock-based compensation within the stock-based compensation and related costs adjustment line item. For period-over-period comparability, the Company has included these amounts in the three months ended March 31, 2018. For the three months ended March 31, 2019 and 2018, the impact on adjusted EBITDA was immaterial and resulted in no change to adjusted net income per share for either period.

Source: Health Insurance Innovations, Inc. 2018 10-K

Reconciliation of Net Income to Adj. Net Income per Share

Reconciliation of Net Income to Adjusted Net Income per Share
(unaudited)
($ in thousands except per share data)

	Three Months Ended March 31, 2019	Three Months Ended March 31, 2018
Net income	$ 2,182	$ 6,652
Interest expense (income)	345	(26)
Amortization	335	464
Provision for income taxes	2,797	5,017
Stock-based compensation and related costs	1,861	2,665
Transaction costs	273	56
Indemnity and other related legal costs	672	287
Severance, restructuring and other charges	3	—
Adjusted pre-tax income	8,468	15,115
Pro forma income taxes	(2,032)	(3,628)
Adjusted net income	$ 6,436	$ 11,487
Total weighted average diluted share count	15,000	16,500
Adjusted net income per share	$ 0.43	$ 0.70

Source: Health Insurance Innovations, Inc. 2018 10-K

Reconciliation of Premium Equivalents to Revenues

Reconciliation of Premium Equivalents to Revenues
(Unaudited)
($ in thousands except per share data)

	Three Months Ended March 31,	
	2019	**2018**
Premium equivalents	$ 147,674	$ 115,582
Less risk premium	58,428	37,971
Less amounts earned by third party obligors	1,920	1,680
Revenues	$ 87,326	$ 75,931

Source: Health Insurance Innovations, Inc. 2018 10-K